Dreyfus Mid-Cap Growth Fund
Summary Prospectus May 1, 2012
Class Ticker A FRSDX C FRSCX F FRSPX I FRSRX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated May 1, 2012 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 9 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class F	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class F	Class I
Management fees	.80	.80	.80	.80
Distribution (Rule 12b-1) fees	none	.75	.07	none
Other expenses (including shareholder services fees)	.71	.70	.38	.43
Total annual fund operating expenses	1.51	2.25	1.25	1.23

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the

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end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,025	$1,351	$2,273
Class C	$328	$703	$1,205	$2,585
Class F	$127	$397	$686	$1,511
Class I	$125	$390	$676	$1,489

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,025	$1,351	$2,273
Class C	$228	$703	$1,205	$2,585
Class F	$127	$397	$686	$1,511
Class I	$125	$390	$676	$1,489

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 232.19% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap® Growth Index. The fund may invest up to 30% of its assets in foreign securities, with no more than 25% of its assets invested in the securities of issuers located in any one foreign country.

The portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection. The portfolio managers go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet this investment criteria.

The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

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• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Foreign investment risk. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class F shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class F
Best Quarter Q2, 2003: 18.50% Worst Quarter Q4, 2008: -29.44%

After-tax performance is shown only for Class F shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/11) Share Class
	1 Year	5 Years	10 Years
Class F returns before taxes	0.18%	-0.82%	5.06%
Class F returns after taxes on distributions	0.18%	-0.94%	4.99%
Class F returns after taxes on distributions and sale of fund shares	0.12%	-0.68%	4.44%
Class A returns before taxes	-5.70%	-2.18%	4.20%
Class C returns before taxes	-1.62%	-1.78%	4.00%
Class I returns before taxes	0.37%	-0.75%	4.99%
Russell Midcap® Growth Index reflects no deduction for fees, expenses or taxes	-1.65%	2.44%	5.29%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. B. Randall Watts, Jr., CFA and Robert C. Zeuthen, CFA are the fund's primary portfolio managers, positions they have held since March 2010. Mr. Watts is a senior managing director and the lead portfolio manager of the U.S. small-cap and micro-cap growth investment team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Zeuthen is a director, equity research analyst and member of the U.S. small-cap, small/mid-cap and micro-cap growth investment team at TBCAM. Messrs. Watts and Zeuthen are duel employees of The Dreyfus Corporation and TBCAM.

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Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100 for regular accounts. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus Mid-Cap Growth Fund Summary	4